EARNINGS CALL 2nd QUARTER 2019 July 19, 2019

2nd Quarter 2019 | Financial Highlights Earnings • Record net income of $122.9 million increased 17.4% from $104.7 million a year ago ◦ Earnings per share growth of 20.2% to $1.19 from $0.99 per share Balance Sheet Growth • Total loans of $19.3 billion, up $1.1 billion from prior quarter, or 25.0% annualized growth • Total deposits of $21.4 billion, up $1.2 billion from prior quarter, or 24.4% annualized growth ◦ Non-interest bearing deposits grew $998 million bringing non-interest bearing deposits to over 40% of total deposits Profitability • Net interest margin1 of 4.59%, a decrease from 4.71% in the prior quarter • Net interest income of $254.7 million increased 13.6% from $224.1 million a year ago • Operating efficiency ratio2 of 42.0%, an improvement from 42.4% for Q1 2019, and from 42.1% for Q2 2018 • Quarterly ROTCE and ROA of 19.72% and 2.05%, respectively Strong Asset Quality • Nonperforming assets3 to total assets of 0.27%, compared to 0.26% for Q1 2019 • Net loan charge-offs1 to average loans of 0.03%, consistent with Q1 2019, and a decrease from 0.07% in Q2 2018 Capital Allocation • Tangible common equity ratio2 of 10.2% and tangible book value per share, net of tax, of $24.65, compared to 10.3% and $23.20, respectively, at Q1 2019 • Share repurchases of 792,688, at a weighted average price of $42.82, for a total of $33.9 million • Cash dividend of $0.25 per share approved by the Board, to be initiated in Q3 2019 1 Beginning in Q1 2019, annualized performance metrics are calculated on an actual/actual basis, from a previous 30/360 basis. Prior period amounts have been restated to conform to the current presentation. 2 Refer to slide 17 for further discussion of Non-GAAP financial measures. 2 3 Nonperforming assets includes nonaccrual loans and repossessed assets. 2

Quarterly Consolidated Financial Results $ in millions, except EPS Q2 2019 Highlights Q2-19 Q1-19 Q2-18 Interest Income $ 302.8 $ 291.2 $ 251.6 • Net Interest Income increased Interest Expense (48.2) (43.8) (27.5) $7.3 million primarily as a result of loan growth outweighing Net Interest Income $ 254.7 $ 247.3 $ 224.1 reduced loan yields, partially Provision for Credit Losses (7.0) (3.5) (5.0) offset by higher rates on deposits Net Interest Income after Provision for Credit Losses $ 247.7 $ 243.8 $ 219.1 • Provision for Credit Losses Non-Interest Income 14.2 15.4 13.4 increased $3.5 million due to strong loan growth Salaries and Employee Benefits (65.8) (68.6) (61.8) Deposit Costs (7.7) (5.7) (4.1) • Salaries and Employee Benefits Other Non-Interest Expense (40.8) (38.6) (36.6) decreased $2.8 million due to high seasonal compensation Non-Interest Expense (114.2) (112.9) (102.5) costs in Q1-2019 Income before Income Taxes $ 147.7 $ 146.3 $ 130.0 • Diluted Shares decreased as a Income Tax (24.8) (25.5) (25.3) result of opportunistic share Net Income $ 122.9 $ 120.8 $ 104.7 repurchases Diluted Shares 103.5 104.5 105.4 Earnings Per Share $ 1.19 $ 1.16 $ 0.99 Return on Tangible Common Equity 19.72% 20.49% 20.60% 3 3

Net Interest Drivers1 $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q2 2019 Highlights • Flattening yield curve reduced 6.02% 5.98% 5.83% 5.86% 5.92% investment portfolio yields and 3.47% 3.46% 3.34% 3.24% 3.21% incremental loan yield on new business $19.3 $16.1 $16.7 $17.7 $18.1 • Loan yields decreased 4 basis points due to decreased yields $3.7 $3.8 $3.7 $3.9 $3.6 on C&I and construction loans, mainly resulting from a decline Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 in LIBOR • Cost of interest-bearing Interest Bearing Deposits Deposits, Borrowings, and deposits increased 12 basis and Cost Cost of Liability Funding points due to deposit 0.89% 0.93% competition and more 0.61% 0.66% 0.78% $0.4 expensive term deposits, $0.9 $0.4 1.12% 1.23% 1.35% $0.5 $0.4 driving total cost of funds up 4 0.82% 0.97% $7.7 $8.7 basis points to 0.93% $7.9 $8.0 $7.5 $12.5 $12.8 $10.1 $10.9 $11.7 $12.5 $12.8 $10.1 $10.9 $11.7 Non-Interest Bearing Deposits Total Borrowings Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 4 1 Beginning in Q1 2019, yields and costs are calculated on an actual/actual basis, from a previous 30/360 4 basis. Prior period amounts have been restated to conform to the current presentation.

Net Interest Income $ in millions Net Interest Income, NIM1, and Q2 2019 Highlights Average Interest Earning Assets • NIM decreased 12 basis points to 4.59%, QOQ • 32% total earning assets beta and 64% total funding $254.7 cost beta, YOY $243.5 $247.3 $234.0 • Non-PCI accretion of $3.0 million due to an increase in $224.1 early loan payoffs • Acquired loan portfolio of $869 million at June 30 and 4.71% 4.68% 4.68% 4.71% scheduled acquired loan accretion for Q3-19 of $1.3 4.59% million ◦ PCI marks of $6.8 million and Non-PCI marks of $8.9 million $19,581 $20,335 $21,173 $21,818 $22,786 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 NIM Net Interest Income Avg Int Earning Assets 5 1 Beginning in Q1 2019, NIM is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 5 period amounts have been restated to conform to the current presentation.

Interest Rate Environment

Percentage Increase/(Decrease) to Net Interest Income


Down 100bps Scenario
Shock
Ramp[1]
Steepening[2] Short-End Down
(6.6)%
(2.4)%
(2.0)%
Up 100bps Scenario
8.1%
2.9%
1.1%
Shock
Ramp[3]
Steepening[4] Long-End Up

Q2 2019 Highlights

- Flattening yield curve and decline in LIBOR contributed to 6 basis points of NIM compression as 32% of earnings assets float with 1-month LIBOR
- Deposit repricing lags loan repricing
  - Anticipate higher deposit beta in a decreasing rate environment based on holistic relationship with business clients

1 Assumes a gradual quarterly parallel shift of -25bps over a 12-month period
2 Assumes a gradual quarterly non-parallel shift of -25bps to short rates over a 12-month period
3 Assumes a gradual quarterly parallel shift of +25bps over a 12-month period
4 Assumes a gradual quarterly non-parallel shift of +25bps to long rates over a 12-month period

Western Alliance Bancorporation
6

Operating Expenses and Efficiency $ in millions Operating Expenses and Efficiency Ratio Q2 2019 Highlights • The operating efficiency ratio improved 40 basis points to 42.0% compared to the prior quarter as revenue growth outpaced expense growth, 42.4% 42.1% 42.0% and improved 10 basis points over the same 41.5% 41.5% period last year • Operating expenses increased from the prior quarter primarily due to an increase in deposit and legal and professional costs $102.7 $105.0 $109.6 $112.8 $114.8 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Efficiency Ratio Operating Expenses 7 7 7

Operating Pre-Provision Net Revenue, Net Income, and ROA1 $ in millions Q2 2019 Highlights • Return on assets decreased 7 basis point from the prior quarter 2.63% 2.62% 2.62% 2.58% 2.54% and increased 3 basis points from Q2-18 2.11% 2.12% 2.02% 2.05% 2.05% • Operating PPNR ROA decreased 4 basis points from the prior quarter and decreased 8 basis points from Q2-18 $148.5 $147.1 $152.5 $135.5 $141.9 $119.1 $120.8 $122.9 $104.7 $111.1 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Operating PPNR Operating PPNR ROA Net Income ROA 8 1 Beginning in Q1 2019, ROA is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 8 period amounts have been restated to conform to the current presentation.

Consolidated Balance Sheet $ in millions Q2-19 Q1-19 Q2-18 Q2 2019 Highlights Investments & Cash $ 4,938 $ 4,525 $ 4,196 • Loans increased $1.1 billion (6.3%) Loans 19,250 18,117 16,138 over prior quarter and $3.1 billion Allowance for Credit Losses (160) (155) (147) (19.3%) over prior year Other Assets 1,287 1,306 1,180 • Deposits increased $1.2 billion Total Assets $ 25,315 $ 23,793 $ 21,367 (6.1%) over prior quarter and $3.4 billion (18.5%) over prior year Deposits $ 21,440 $ 20,209 $ 18,088 • Shareholders' Equity increased Borrowings 401 389 454 $130 million over prior quarter and Other Liabilities 623 474 434 $460 million over prior year as a function of Net Income, partially Total Liabilities $ 22,464 $ 21,072 $ 18,976 offset by share repurchases Shareholders' Equity 2,851 2,721 2,391 Total Liabilities and Equity $ 25,315 $ 23,793 $ 21,367 • Tangible Book Value/Share increased $1.45 over prior quarter and $4.87 (24.6%) over prior year Tangible Book Value Per Share $ 24.65 $ 23.20 $ 19.78 9 9

Five Quarter Loan Growth and Portfolio Composition $ in billions, unless otherwise indicated $3.1 Billion Year Over Year Growth Highlights $16.1 $16.7 $17.7 $18.1 $19.3 Quarter-over-quarter loan growth of +$0.6 +$0.6 +$1.0 +$0.4 +$1.1 $1.1 billion driven by (in millions): C&I $ 730 CRE, Non-OO 381 $1.6 8.6% Residential & Consumer 126 $0.9 $1.3 $1.5 $0.6 3.7% $2.2 11.5% Offset by decreases in: Residential & $2.1 $2.3 Construction & Land $ (73) Consumer $2.1 $2.0 12.3% CRE, OO (31) Construction & $4.7 24.3% $4.2 Land $3.9 $4.3 Year-over-year loan growth of $3.1 $4.0 24.8% billion driven by (in millions): CRE, Non-Owner $2.3 11.7% C&I $ 1,176 Occupied $2.3 $2.3 Residential & Consumer 1,046 $2.2 14.1% $2.3 CRE, Non-OO 675 CRE, Owner Occupied Construction & Land 232 Offset by a decrease in: $8.5 43.9% Commercial & $7.3 45.1% $7.5 $7.8 $7.7 CRE, OO $ (16) Industrial Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 10 1010

Five Quarter Deposit Growth and Composition $ in billions, unless otherwise indicated $3.4 Billion Year Over Year Growth Highlights $18.1 $18.9 $19.2 $20.2 $21.4 Quarter-over-quarter deposit growth +$0.7 +$0.8 +$0.3 +$1.0 +$1.2 of $1.2 billion driven by all deposit types (in millions): Non-Interest Bearing DDA $ 998 $2.3 10.9% CDs 107 $2.2 CDs $1.8 $1.8 Savings and MMDA 100 $1.8 10.0% Interest Bearing DDA 26 Savings and MMDA $7.9 36.8% Year-over-year deposit growth of $3.4 $7.8 $7.1 $7.3 billion driven by all deposit types (in $6.5 35.8% Interest Bearing millions): DDA Savings and MMDA $ 1,429 Non-Interest Bearing DDA 729 $2.5 11.8% Non-Interest $1.9 10.3% $2.0 $2.6 $2.5 Interest-Bearing DDA 661 Bearing DDA CDs 533 $8.7 40.5% $7.9 43.9% $8.0 $7.5 $7.7 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 11 1111

Adversely Graded Loans and Non-Performing Assets1 $ in millions Asset Quality Ratios $399 $368 $358 $358 $316 $150 $124 $134 $198 Adversely $89 Graded Loans 1.83% 1.70% 1.57% 1.64% 1.43% $156 $177 $181 $162 $131 $34 0.29% 0.26% 0.26% 0.27% NPAs $37 $28 $44 $52 0.20% $28 $20 $18 $18 $18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $52.2 million as of 6/30/2019 12 1 Amounts are net of total PCI credit and interest rate discounts of $6.8 million as of 6/30/2019 1212

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries ALLL and ALLL to Organic Loans Ratio $160 $147 $150 $153 $155 $3.9 $4.8 $4.1 $2.3 $2.6 0.99% 0.97% 0.92% $(1.3) $(1.7) $(0.8) $(1.1) $(1.0) 0.90% 0.87% Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and CD to Acquired Loans Ratio $19.7 $7.0 $17.2 $6.0 $6.0 $14.6 $5.0 $13.1 $3.5 $10.6 1.50% 1.40% 1.40% 1.35% 1.22% Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Provision for Credit Losses Credit Discounts CD/Acquired Loans 13 1313

Superior Capital Growth Robust Capital Levels Growth in TBV per Share 213% 11.3% 10.8% 10.6% 10.2% 8.8% 8.9% 8.5% 67% 54% 7.4% 2013 2014 2015 2016 2017 2018 MRQ 1 Q4-13 Q4-14 Q4-15 Q4-16 Q4-17 Q4-18 Q1-19 Q2-19 CET1 Peer CET1 WAL Peer Avg with Dividends Added Back TCE Peer TCE Peer Avg 14 Note: Peers consist of 74 major exchange traded banks with total assets between $10B and $100B as of March 31, 2019, excluding target banks of pending acquisitions; S&P Global Market Intelligence. 1414 1 MRQ as of June 30, 2019 for WAL and March 31, 2019 for Peers.

Capital Allocation Strong capital creation allows for a proactive capital allocation plan Total Risk Based Capital Ratio: Q2 2019 Highlights Impacts Quarter over Quarter • Total risk based capital and CET1 remain robust at 12.9% and 10.6%, respectively • Repurchased 792,688 shares at an average price 0.52% of $42.82 for a total of $33.9 million 13.18% 0.11% 12.93% ◦ Completed repurchases under the current plan total 2.6 million shares or 2.5% of the (0.74)% (0.14)% shares outstanding at plan authorization ◦ $142.5 million remaining of its original $250 million buyback authorization • The Board approved a $0.25 per share quarterly dividend to be initially declared at its next meeting on July 30, 2019, with the record and payment dates expected to be August 16 and 30, respectively ◦ Approximately $26 million quarterly based on current shares outstanding 3/31/2019 Earnings Balance Share AOCI 6/30/2019 Contribution Sheet Growth Repurchase 15 1515

Management Outlook • Loan and Deposit Growth ◦ Estimate $600 million in loan growth and $600 million in deposit growth per quarter ◦ Mix shift from Construction to Residential loans • Interest Margin ◦ NIM compression from loan mix shift and lower rate environment, offset by balance sheet growth driving higher net interest income ◦ Anticipate re-acceleration of deposit beta with declining rates • Operating Leverage ◦ Operating leverage to remain in top decile of peer group with strong expense discipline • Asset Quality ◦ Proactive credit monitoring ◦ Maintaining conservative underwriting criteria for all asset classes • Earnings ◦ Continue to meet consensus EPS estimates in a declining rate environment 16 1616

Questions and Answers 1717

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended June 30, 2019. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 18 1818 18